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                     FIRST AMERICAN INVESTMENT FUNDS, INC.

                               INTERNATIONAL FUND

                       SUPPLEMENT DATED DECEMBER 10, 2008
                    TO THE PROSPECTUS DATED FEBRUARY 29, 2008

THE FOLLOWING REPLACES THE PRINCIPAL INVESTMENT STRATEGIES SECTION FOR FIRST AMERICAN INTERNATIONAL FUND ON PAGE 39 OF THE PROSPECTUS.

Under normal market conditions, the fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in equity securities that trade in markets other than the United States. These securities are generally issued by companies:

-    that are domiciled in countries other than the United States, or

- that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries. The fund may invest in companies of any size.

The fund employs a "multi-style, multi-manager" approach whereby the fund's advisor allocates portions of the fund's assets to different sub-advisors who employ distinct investment styles. Any assets not allocated to a sub-advisor are managed by the advisor. The fund uses the following principal investment styles, which are intended to complement one another:

- Value Style emphasizes investments in equity securities of companies trading below intrinsic valuations with stable returns and companies trading at steep discounts to intrinsic valuations with catalysts for an improvement in returns.

- Growth Style emphasizes investments in the equity securities of companies with superior growth characteristics, including superior profitability, secular growth, sustainable competitive advantage, and strong capital structure.

When determining how to allocate the fund's assets between sub-advisors, the fund's advisor considers a variety of factors. These factors include a sub-advisor's investment style and performance record, as well as the characteristics of the sub-advisor's typical portfolio investments. These characteristics may include capitalization size, growth and profitability measures, valuation measures, economic sector weightings, and earnings and price volatility statistics. The allocations between the sub-advisors will vary over time according to prospective returns and risks associated with the various investment styles.

The advisor manages the portion of the fund's assets not allocated to a sub-advisor. The advisor may utilize these assets to increase the fund's exposure to certain companies, industry sectors, countries, regions, or investment styles, and for such other reasons as it deems advisable. The advisor may invest these assets in stock and stock index futures and options contracts, forward foreign currency exchange contracts, and money market instruments and other short-term securities, including money market funds advised by the advisor. In addition, the advisor may invest these assets in securities issued by exchange-traded funds and other investment companies and, in an amount up to 10% of the fund's total assets, equity securities issued by other U.S. and non-U.S. companies.

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Up to 15% of the fund's total assets may be invested in equity securities of emerging markets issuers. A country is considered to be an "emerging market" if it is defined as such by Morgan Stanley Capital International Inc.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts. The fund may also invest in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts. In addition, the fund may utilize options, futures contracts, and options on futures contracts ("derivatives") in an attempt to manage market or business risk or enhance the fund's return. The use of derivatives is speculative if the fund is primarily seeking to enhance return, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost.

The fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions to generate additional income.

THE FOLLOWING PRINCIPAL RISKS ARE ADDED UNDER "FUND SUMMARIES - INTERNATIONAL FUND - PRINCIPAL RISKS" ON PAGE 39 OF THE PROSPECTUS.

     -    Additional Expenses

     -    Multi-Manager Risk

     -    Small-Cap Stock Risk

A description of these risks is included under "More About the Funds - Investment Strategies, Risks, and Other Investment Matters - Principal Risks" beginning on page 45 of the Prospectus.

To request a copy of the Prospectus, please call 800 677-FUND.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.